Exhibit 10.1

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED	RATING
	ORDER UNDER DPAS (15 CFR 350)	DO-A4A

2. CONTRACT (Proc. Ist. Ident.) NO. 3. EFFECTIVE DATE		4. REQUISITION/PURCHASE
M67854-06-C-5162	11 Aug 2006	REQUEST/PROJECT NO.

5. ISSUED BY CODE M67854	6. ADMINISTERED BY (If other than Item 5)	CODE S1103A
MARCORSYSCOM	DCMA ATLANTA
ATTN CTQ/CAPT ARRATIA J.	2300 LAKE PARK DRIVE
2200 LESTER STREET	SUITE 300
QUANTICO VA 22134	SMYNRA GA 30080

7. NAME AND ADDRESS OF CONTRACTOR	(No., street, city, county, state, and zip code)	8. DELIVERY
FORCE PROTECTION INDUSTRIES, INC.		[ ] FOB ORIGIN
MIKE ALDRICH		[X] OTHER	(See
9801 HIGHWAY 78, #3			below)
LADSON SC 29456	9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES 1
(4 copies unless otherwise specified)
TO THE ADDRESS
SHOWN IN:

CODE 1EFH8 FACILITY CODE
11. SHIP TO/MARK FOR	12. PAYMENT WILL BE MADE BY	CODE HQ0338
FORCE PROTECTION INDUSTRIES, INC.	DFAS COLUMBUS SOUTH ENTITLEMENT
WAYNE PHILLIPS	OPS
9801 HIGHWAY 78, BLDG 1	P.O. BOX 182264
LADSON, SC 29456	COLUMBUS OH 43218-2264

13. AUTHORITY FOR USING OTHER	14.ACCOUNTING AND APPROPRIATION DATA
THAN FULL AND OPEN COMPETITION	See Schedule
[X] 10 U.S.C. 2304(c) (4) [ ] 41 U.S.C. 253(c) ( )

15A. ITEM NO. 15B. SUPPLIES/SERVICES 15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT

FMS REQUIREMENT

CASE UK-P-LTQ

15G. TOTAL AMOUNT OF CONTRACT	$62,905,628.00
16. TABLE OF CONTENTS

(X) SEC.	DESCRIPTION	PAGE(S) (X) SEC.	DESCRIPTION	PAGE(S)
PART I — THE SCHEDULE			PART II — CONTRACT CLAUSES
X A	SOLICITATION/CONTRACT FORM 1 X		X I CONTRACT CLAUSES	11-20
X B	SUPPLIES OR SERVICES AND PRICES/COSTS	2-4	PART III — LIST OF DOCUMENTS,
			EXHIBITS AND OTHER ATTACHMENTS
C	DESCRIPTION/SPECS./WORK STATEMENT		X J LIST OF ATTACHMENTS	21
X D	PACKAGING AND MARKING	5	PART IV — REPRESENTATIONS AND INSTRUCTIONS
X E	INSPECTION AND ACCEPTANCE	6	K REPRESENTATIONS, CERTIFICATIONS AND
			OTHER STATEMENTS OR OFFERORS
X F	DELIVERIES OR PERFORMANCE	7
X G	CONTRACT ADMINISTRATION DATA	8-9	L INSTRS., CONDS., AND NOTICES TO OFFERORS
X H	SPECIAL CONTRACT REQUIREMENTS	10	M EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. the rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number _______  including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, And (b) this award/contract. No further Contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)		20A. NAME AND TITLE OF CONTRACT OFFICER
		TEL:	EMAIL:

19B. NAME OF CONTRACTOR 19C. DATE SIGNED		20B. UNITED STATES OF AMERICA

BY		BY
	(Signature of person authorized to sign)	(Signature of Contracting Officer)

20C. DATE SIGNED

Section B — Supplies or Services and Prices

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001
	MASTER PPV	86	Each	$650,416.00	$55,935,776.00 NTE
	FFP
	In accordance with Performance Specifications, Statement of Work.
	MILSTRIP No.: PUK245/6215/6001/0LTQ
	ACRN: AA

	FOB: Origin
	FMS Case No: UK-P-LTQ

				NET AMT	$55,935,776.00

	ACRN AA	z
	CIN: M6785406RCF0300				$27,967,888.00

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002
	Non-Standard Combat	1	Lot	$3,532,868.00	$3,532,868.00 NTE
	Vehicle Parts
	FFP
	In accordance with Performance Specifications, Statement of Work.
	MILSTRIP No.: PUK245/6216/6001/0LTQ
	ACRN: AB

	FOB: Origin
	FMS Case No: UK-P-LTQ
				NET AMT	$3,532,868.00
	ACRN AB
	CIN: 000000000000000000000000000000				$1,766,434.00

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003
	Technical, Non-Technical	1	Lot	$153,540.00	$153,540.00 NTE
	Books, Pubs
	FFP
	In accordance with Performance Specifications, Statement of Work.
	MILSTRIP No.: PUK245/6217/6001/0LTQ
	ACRN: AC

	FOB: Origin
	FMS Case No: UK-P-LTQ

				NET AMT	$153,540.00
	ACRN AC
	CIN: 000000000000000000000000000000				$76,770.00

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004
	MASTIFF PPV TRAINING	1	Lot	$573,100.00	$573,100.00 NTE
	FFP
	In accordance with Performance Specifications, Statement of Work.
	MILSTRIP No.: PUK244/6218/6001/0LTQ
	ACRN: AD

	FMS Case No: UK-P-LTQ

				NET AMT	$573,100.00
	ACRN AD
	CIN: 000000000000000000000000000000				$286,550.00

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005
	MASTIFF PPV TRAINING	1	Lot	$2,710,344.00	$2,710,344.00 NTE
	Field Representative Support
	FFP
	In accordance with Performance Specifications, Statement of Work.
	MILSTRIP No.: PUK244/6219/8001/0LTQ
	ACRN: AE

	FMS Case No: UK-P-LTQ

				NET AMT	$2,710,344.00
	ACRN AD

	CIN: 000000000000000000000000000000				$1,355,172.00

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0101
OPTION	MASTIFF PPV	4	Lot	$650,416.00	$2,601,664.00 NTE
	FFP
	In accordance with Performance Specifications, Statement of Work.
	MILSTRIP No.: PUK245/6215/6001/0LTQ
	ACRN: AA

	FOB: Origin

				NET AMT	$2,601,664.00

Section D — Packaging and Marking

MARKING AND NOTIFICATION

(1) Marking Requirements

Marking for shipping and storage shall be in accordance with MIL-STD-129P, unless relief has been granted in writing by the cognizant Procurement Contracting Officer.

(2) Notification Requirements

The Contractor shall provide a Notification of Availability (NOA) to the designated Freight Forwarder specified in this section. The notification shall be made at least thirty (30) calendar days prior to the contractor’s anticipated ship date. The notification should include the contract number, FMS Case number, line item number (if applicable) and a brief description of the items to be shipped.

Freight Forwarder Address:

EMBASSY OF UNITED KINGDOM
EXEL GLOBAL LOGISTICS IN
GLOBAL FREIGHT MANAGEMENT
45250 SEVERN WAY
STERLING, VA 20166

Section E — Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
0003	Origin	Government	Origin	Government
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
0101	Origin	Government	Origin	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies—Fixed Price	AUG 1996
52.246-4	Inspection Of Services—Fixed Price	AUG 1996
52.247-30	F.O.B. Origin, Contractor’s Facility	FEB 2006

Section F — Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	09-DEC-2006	18	FORCE PROTECTION INDUSTRIES, INC.
			WAYNE PHILLIPS 9801
			HIGHWAY 78, BLDG 1
			LADSON SC 29456
			843-901-0810
			FOB: Origin

0001	08-JAN-2007	12	(SAME AS PREVIOUS LOCATION)
			FOB: Origin

0001	07-FEB-2007	15	(SAME AS PREVIOUS LOCATION)
			FOB: Origin

0001	09-MAR-2007	20	(SAME AS PREVIOUS LOCATION)
			FOB: Origin

0001	08-MAY-2007	21	(SAME AS PREVIOUS LOCATION)
			FOB: Origin

0002	N/A	N/A	N/A	N/A

0003	N/A	N/A	N/A	N/A

0004	N/A	N/A	N/A	N/A

0005	N/A	N/A	N/A	N/A

0101	01-MAY-2007	4	FORCE PROTECTION INDUSTRIES, INC.
			WAYNE PHILLIPS
			9801 HIGHWAY 78, BLDG 1
			LADSON SC 29456
			843-901-0810
			FOB: Origin

CLAUSES INCORPORATED BY REFERENCE

52.242-17	Government Delay of Work	APR 1984
52.246-16	Responsibility For Supplies	APR 1984

Section G — Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 97-11X8242 2880 000 74 802 0 065916 2D PUK245 62156 001 0LTQ
AMOUNT: $27,967,888.00
CIN M6785406RCF0300: $27,967,888.00

AB: 97-11X8242 2880 000 74 802 0 065916 2D PUK245 62166 001 0LTQ
AMOUNT: $1,766,434.00
CIN 0000000000000000000000000000000: $1,766,434.00

AC: 97-11X8242 2880 000 74 802 0 065916 2D PUK245 62176 001 0LTQ
AMOUNT: $76,770.00
CIN 0000000000000000000000000000000: $76,770.00

AD: 97-11X8242 2880 000 74 802 0 065916 2D PUK244 62186 001 0LTQ
AMOUNT: $286,550.00
CIN 0000000000000000000000000000000: $286,550.00

AE: 97-11X8242 2880 000 74 802 0 065916 2D PUK244 62196 001 0LTQ
AMOUNT: $1,355,172.00
CIN 0000000000000000000000000000000: $1,355,172.00

CLAUSES INCORPORATED BY FULL TEXT

MARCORSYSCOM WAWF INSTRUCTIONS TO CONTRACTORS

ELECTRONIC INVOICING PROCEDURES (MARCORSYSCOM Feb 2006)

In compliance with DFARS 252.232-7003, “Electronic Submission of Payment Request (March 2003)” the United States Marine Corps (USMC) utilizes WAWF-RA to electronically process vendor request for payment. The contractor is required to utilize this system when processing invoices and receiving reports under this contract.

The contractor shall (i) ensure an Electronic Business Point of Contract (POC) is designated in Central Contractor Registration at http://www.ccr.gov and (ii) register to use WAWR-RA at the https://wawf.eb.mil/ within ten (10) days after award of the contract or modification incorporating WAWF-RA into the contract. Step by step procedures to register are available at the https://wawf.eb.mil/.

The USMC WAWF-RA point of contact for this contract is Mr. Thomas Carmody and can be reached on 703 432 3582 or via email at thomas.carmody@usmc.mil.

The contractor is directed to use the Combo format when processing invoices and receiving reports. For all requirements, the contractor shall use the Marine Corps Systems Command DODAAC (M67854) as the DOCAAC for all shipping addresses, even if the ship-to address is other than the Marine Corps Systems Command.

DFAS-Columbus
P.O. Box 369022
Attn:Kansas-M67443
Columbus, Ohio 43236-9022

E-Mail: CCO-KC-VPIS@DFAS.MIL
PHONE: 1-800-756-4571 #2 then #4
WAWF: https://wawf.eb.mil/
VPIS: https://www.dfas.mil/money/vendor

Data entry information in WAWF:
Payment Office DoDAAC: HQ0338
Issue By DoDAAC: M67854
Admin Office DoDAAC: S1103A
Ship To/Service Acceptor DoDAAC: M67854/EST PG15
Contract Number: M67854-06-C-5162

Before closing out of an invoice session in WAWF-RA, but after submitting your document or documents, the contractor will be prompted to send additional email notifications. The contractor shall click on Send Additional Email Notifications block on the page that appears. Add the primary point of contact’s email address (provided above) in the first email address block and add the alternate point of contact’s email address in the following block. This additional notification to the government is important to ensure the appropriate point of contact is aware that the invoice documents have been submitted into the WAWF-RA System.

NOTE:  The POCs identified above are for WAWF issues only. Any other contracting questions/problems should be addressed to the POC identified in Section A of the contract.

Section H — Special Contract Requirements

EXERCISE OF OPTIONS

EXERCISE OF OPTIONS

THE CONTRACT LINE ITEM NUMBERS (CLINs) 0101 IS CONSIDERED OPTION CLINs. The Option shall be exercised in accordance with FAR 52.217-7 OPTION FOR INCREASED QUANTITY-SEPARATELY PRICED LINE ITEM (MAR 1989), and the Procuring Contracting Officer (PCO) shall exercise on or before the date provided below:

Option Item	PCO shall exercise on or before:
0101	On or before 180 days after contract award

Section I — Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JAN 2005
52.211-5	Material Requirements	AUG 2000

CLAUSES INCORPORATED BY FULL TEXT

52.217-7	OPTION FOR INCREASED QUANTITY—SEPARATELY PRICED LINE ITEM (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within 180 days. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

(End of clause)

CLAUSES INCORPORATED BY REFERENCE

52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor—Cooperation with Authorities and Remedies	JAN 2006
52.222-20	Walsh-Healey Public Contracts Act	DEC 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-29	Notification Of Visa Denial	JUN 2003
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	DEC 2001
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.224-1	Privacy Act Notificatio
52.225-14	Inconsistency Between English Version And Translation Of Contract	FEB 2000

52.227-1	Authorization and Consent	JUL 1995
52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement	AUG 1996
52.227-3	Patent Indemnity	APR 1984
52.228-3	Worker’s Compensation Insurance (Defense Base Act)	APR 1984
52.228-4	Worker’s Compensation and War-Hazard Insurance Overseas	APR 1984
52.228-4	Worker’s Compensation and War-Hazard Insurance Overseas	APR 1984
52.229-3	Federal, State And Local Taxes	APR 2003
52.229-4	Federal, State, And Local Taxes (State and Local Adjustments)	APR 2003
52.229-6	Taxes—Foreign Fixed-Price Contracts	JUN 2003
52.232-1	Payments	ARP 1984
52.232-8	Discounts for Prompt Payment	FEB 2002
52.232-11	Extras	APR 1984
52.232-17	Interest	JUN 1996
52.232-23	Assignment of Claims	JAN 1986
52.232-23 Alt I	Assignment of Claims (Jan 1986) — Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2003
52.232-32	Performance-Based Payments	FEB 2002
52.233-1	Disputes	JUL 2002
52.233-1 Alt I	Disputes (Jul 2002) — Alternate I	DEC 1991
52.233-3	Protest After Award	AUG 1996
52.242-13	Bankruptcy	JUL 1995
52.242-15	Stop-Work Order	AUG 1989
52.243-1	Changes—Fixed Price	AUG 1987
52.246-23	Limitation of Liability	FEB 1997
52.246-24	Limitation of Liability—High Value Items	FEB 1997
52.246-24 Alt I	Limitation of Liability—High Value Items (Feb 1997) — Alternate I	APR 1984
52.246-25	Limitation Of Liability—Services	FEB 1997
52.247-63	Preference For U.S. Flag Air Carriers	JUN 2003
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.203-7002	Display of DOD Hotline Poster	DEC 1991
252.204-7000	Disclosure of Information	DEC 1991
252.204-7003	Control of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	NOV 2003
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Art And Balance Of Payments Program	JUN 2005
252.223-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7004	Reporting of Contract Performance Outside the United States and Canada—Submission after Award	JUN 2005
252.225-7012	Preference For Certain Domestic Commodities	JUN 2004
252.225-7013	Duty-Free Entry	JUN 2006
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	MAR 2006
252.225-7028	Exclusionary Policies And Practices Of Foreign Government	APR 2003
252.225-7041	Correspondence in English	JUN 1997
252.225-7042	Authorization to Perform	APR 2003
252.228-7003	Capture and Detention	DEC 1991
252.229-7006	Value Added Tax Exclusion (United Kingdom)	JUN 1997
252.229-7008	Relief From Import Duty (United Kingdom)	JUN 1997
252.229-7008	Assignment of Claims (Overseas)	JUN 1997

252.232-7010	Levies on Contract Payments	SEP 2005
252.232-7001	Choice of Law (Overseas)	JUN 1997
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.203-8 CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

(a) If the Government receives information that a contractor or a person has engaged in conduct constituting a violation of subsection (a),(b),(c), or (d) of Section 27 of the Office of Federal Procurement Policy Act (41 U.S.C. 423) (the Act), as amended by section 4304 of the 1996 National Defense Authorization Act for Fiscal Year 1996 (Pub. L. 104-106), the Government may—

(1) Cancel the solicitation, if the contract has not yet been awarded or issued; or

(2) Rescind the contract with respect to which—

(i) The Contractor or someone acting for the Contractor has been convicted for an offense where the conduct constitutes a violation of subsection 27(a) or (b) of the Act for the purpose of either—

(A) Exchanging the information covered by such subsections for anything of value; or

(B) Obtaining or giving anyone a competitive advantage in the award of a Federal agency procurement contract; or

(ii) The head of the contracting activity has determined, based upon a preponderance of the evidence, that the Contractor or someone acting for the Contractor has engaged in conduct constituting an offense punishable under subsections 27(e)(1) of the Act.

(b) If the Government rescinds the contract under paragraph (a) of this clause, the Government is entitled to recover, in addition to any penalty prescribed by law, the amount expended under the contract.

(c) The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law, regulation, or under this contract.

(End of clause)

52.216-24               LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $31,762,522.50 dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $31, 762,522.50 dollars.

(End of clause)

52.222-26               EQUAL OPPORTUNITY (APR 2002) ALTERNATE I (FEB 1999)

Notice. The following terms of this clause are waived for this contract: none are waived.

(a) Definition. United States, as used in this clause, means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) If, during any 12-month period (including the 12 months preceding the award of this contract), the Contractor has been or is awarded nonexempt Federal contracts and/or subcontracts that have an aggregate value in excess of $10,000, the Contractor shall comply with paragraphs (b)(1) through (b)(11) of this clause, except for work performed outside the United States by employees who were not recruited within the United States. Upon request, the Contractor shall provide information necessary to determine the applicability of this clause.

(1) The Contractor shall not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. However, it shall not be a violation of this clause for the Contractor to extend a publicly announced preference in employment to Indians living on or near an Indian reservation, in connection with employment opportunities on or near an Indian reservation, as permitted by 41 CFR 60-1.5.

(2) The Contractor shall take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex or national origin. This shall include, but not be limited to, (i) employment, (ii) upgrading, (iii) demotion, (iv) transfer), (v) recruitment, (vi) layoff or termination, (vii) rates of pay or other forms of compensation, and (viii) selection for training, including apprenticeship.

(3) The Contractor shall post in conspicuous places available to employees and applicants for employment the notices to be provided by the Contracting Officer that explain this clause.

(4) The Contractor shall, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

(5) The Contractor shall send, to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, the notice to be provided by the Contracting Officer advising the labor union or workers’ representative of the Contractor’s commitments under this clause, and post copies of the notice in conspicuous places available to employees and applicants for employment.

(6) The Contractor shall comply with Executive Order 11246, as amended, and the rules, regulations, and orders of the Secretary of Labor.

(7) The Contractor shall furnish to the contracting agency all information required by Executive Order 11246, as amended, and by the rules, regulations, and orders of the Secretary of Labor. The Contractor shall also file Standard Form 100 (EEO-1), or any successor form, as prescribed in 41 CFR part 60-1. Unless the Contractor has filed within the 12 months preceding the date of contract award, the Contractor shall, within 30 days after contract award, apply to either the regional Office of Federal Contract Compliance Programs (OFCCP) or the local office of the Equal Employment Opportunity Commission for the necessary forms.

(8) The Contractor shall permit access to its premises, during normal business hours, by the contracting agency or the OFCCP for the purpose of conducting on-site compliance evaluations and complaint investigations. The Contractor shall permit the Government to inspect and copy any books, accounts, records (including computerized records), and other material that may be relevant to the matter under investigation and pertinent to compliance with Executive Order 11246, as amended, and rules and regulations that implement the Executive Order.

(9) If the OFCCP determines that the Contractor is not in compliance with this clause or nay rule, regulation, or order of the Secretary of Labor, this contract may be canceled, terminated, or suspended in whole or in part and the Contractor may be declared ineligible for further Government contracts, under the procedures authorized in Executive Order 11246, as amended. In addition, sanctions may be imposed and remedies invoked against the Contractor as provided in Executive Order 11246, as amended; in the rules, regulations, and orders of the Secretary of Labor; or as otherwise provided by law.

(10) The Contractor shall include the terms and conditions of subparagraphs (b)(1) through (11) of this clause in every subcontract or purchase order that is not exempted by the rules, regulations, or orders of the Secretary of Labor issued under Executive Order 11246, as amended, so that these terms and conditions will be binding upon each subcontractor or vendor.

(11) The Contractor shall take such action with respect to any subcontract or purchase order as the contracting officer may direct as a means of enforcing these terms and conditions, including sanctions for noncompliance; provided, that if the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of any direction, the Contractor may request the United States to enter into the litigation to protect the interests of the United States.

(c) Notwithstanding any other clause in this contract, disputes relative to this clause will be governed by the procedures in 41 CFR 60-1.1.

(End of clause)

52.222-35  EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA AND OTHER ELIGIBLE VETERANS (DEC 2001) ALTERNATE I (DEC 2001)

Notice: The following term(s) of this clause are waived for this contract; none are waived.

(a) Definitions. As used in this clause—

All employment openings means all positions except executive and top management, those positions that will be filled from within the Contractor’s organization, and positions lasting 3 days or less. This term includes full-time employment, temporary employment of more than 3 days duration, and part-time employment.

Executive and top management means any employee—

(1) Whose primary duty consists of the management of the enterprise in which the individual is employed or of a customarily recognized department or subdivision thereof;

(2) Who customarily and regularly directs the work of two or more other employees;

(3) Who has the authority to hire or fire other employees or whose suggestions and recommendations as to the hiring or firing and as to the advancement and promotion or any other change of status of other employees will be given particular weight;

(4) Who customarily and regularly exercises discretionary powers; and

(5) Who does not devote more than 20 percent or, in the case of an employee of a retail or service establishment, who does not devote more than 40 percent of total hours of work in the work week to activities that are not directly and closely related to the performance of the work described in paragraphs (1) through (4) of this definition. This paragraph (5) does not apply in the case of an employee who is in sole charge of an establishment or a physically separated branch establishment, or who owns at least a 20 percent interest in the enterprise in which the individual is employed.

Other eligible veteran means any other veteran who served on active duty during a war or in a campaign or expedition for which a campaign badge has been authorized.

Positions that will be filled from within the Contractor’s organization means employment openings for which the Contractor will give no consideration to persons outside the Contractor’s organization (including any affiliates, subsidiaries, and parent companies) and includes any openings the Contractor proposes to fill from regularly established recall lists. The exception does not apply to a particular opening once an employer decides to consider applicants outside of its organization.

Qualified special disabled veteran means a special disabled veteran who satisfies the requisite skill, experience, education, and other job-related requirements of the employment position such veteran holds or desires, and who, with or without reasonable accommodation, can perform the essential functions of such position.

Special disabled veteran means—

(1) A veteran who is entitled to compensation (or who but for the receipt of military retired pay would be entitled to compensation) under laws administered by the Department of Veterans Affairs for a disability—

(i) Rated at 30 percent or more; or

(ii) Rated at 10 or 20 percent in the case of a veteran who has been determined under 38 U.S.C. 3106 to have a serious employment handicap (i.e., a significant impairment of the veteran’s ability to prepare for, obtain, or retain employment consistent with the veteran’s abilities, aptitudes, and interests); or

(2) A person who was discharged or released from active duty because of a service-connected disability.

Veteran of the Vietnam era means a person who—

(1) Served on active duty for a period of more than 180 days and was discharged or released from active duty with other than a dishonorable discharge, if any part of such active duty occurred-

(i) In the Republic of Vietnam between February 28, 1961, and May 7, 1975; or

(ii) Between August 5, 1964, and May 7, 1975, in all other cases;

(2) Was discharged or released from active duty for a service-connected disability if any part of the active duty was performed—

(i) In the Republic of Vietnam between February 28, 1961, and May 7, 1975; or

(ii) Between August 5, 1964, and May 7, 1975, in all other cases.

(b) General. (1) The Contractor shall not discriminate against the individual because the individual is the special disabled veteran, a veteran of the Vietnam era, or other eligible veteran, regarding any position for which the employee or applicant for employment is qualified. The Contractor shall take affirmative action to employ, advance in employment, and otherwise treat qualified special disabled veterans, veterans of the Vietnam era, and other eligible veterans without discrimination based upon their disability or veterans’ status in all employment practices such as—

(i) Recruitment, advertising, and job application procedures;

(ii) Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination, right of return from layoff and rehiring;

(iii) Rate of pay or any other form of compensation and changes in compensation;

(iv) Job assignments, job classifications, organizational structures, positions descriptions, lines of progression, and seniority lists;

(v) Leaves of absence, sick leave, or any other leave;

(vi) Fringe benefits available by virtue of employment, whether or not administered by the Contractor;

(vii) Selection and financial support for training, including apprenticeship, and on-the-job training under 38 U.S.C. 3687, professional meetings, conferences, and other related activities, and selection for leaves of absence to pursue training;

(viii) Activities sponsored by the Contractor including social or recreational programs; and

(ix) Any other term, condition, or privilege of employment.

(2) The Contractor shall comply with the rules, regulations, and relevant orders of the Secretary of Labor issued under the Vietnam Era Veterans’ Readjustment Assistance Act of 1972 (the Act), as amended (38 U.S.C. 4211 and 4212).

(c) Listing openings. (1) The Contractor shall immediately list all employment openings that exist at the time of the execution of this contract and those which occur during the performance of this contract, including those not generated by this contract, and including those occurring at an establishment of the Contractor other than the one where the contract is being performed, but excluding those of independently operated corporate affiliates, at an appropriated local public employment service office of the State wherein the opening occurs. Listing employment openings with the U.S. Department of Labor’s America’s Job Bank shall satisfy the requirement to list jobs with the local employment service office.

(2) The Contractor shall make the listing of employment openings with the local employment service office at least concurrently with using any other recruitment source or effort and shall involve the normal obligations of placing a bona fide job order, including accepting referrals of veterans and nonveterans. This listing of employment openings does not require hiring any particular job applicant of hiring from any particular group of job applicants and is not intended to relieve the Contractor from any requirements of Executive orders or regulations concerning nondiscrimination in employment.

(3) Whenever the Contractor becomes contractually bound to the listing terms of this clause, it shall advise the State public employment agency in each State where it has establishments of the name and location of each hiring location in the State. As long as the Contractor is contractually bound to these terms and has so advised the State agency, it need not advise the State agency of subsequent contracts. The Contractor may advise the State agency when it is no longer bound by this contract clause.

(d) Applicability. This clause does not apply to the listing of employment openings that occur and are filled outside the 50 States, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, American Samoa, Guam, the Virgin Islands of the United States, and Wake Island.

(e) Postings. (1) The Contractor shall post employment notices in conspicuous places that are available to employees and applicants for employment.

(2) The employment notices shall—

(i) State the rights of applicants and employees as well as the Contractor’s obligation under the law to take affirmative action to employ and advance in employment qualified employees and applicants who are special disabled veterans, veterans of the Vietnam era, and other eligible veterans; and

(ii) Be in a form prescribed by the Deputy Assistance Secretary for Federal Contract Compliance Programs, Department of Labor (Deputy Assistant Secretary of Labor), and proved by or through the Contracting Officer.

(3) The Contractor shall ensure that applicants or employees who are special disabled veterans are informed of the contents of the notice (e.g., the Contractor may have the notice read to a visually disabled veteran, or may lower the posted notice so that it can be read by a person in a wheelchair).

(4) The Contractor shall notify each labor union or representative of workers with which it has a collective bargaining agreement, or other contract understanding, that the Contractor is bound by the terms of the Act and is committed to take affirmative action to employ, and advance in employment, qualified special disabled veterans, veterans of the Vietnam era, and other eligible veterans.

(f) Noncompliance. If the Contractor does not comply with the requirements of this clause, the Government may take appropriate actions under the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Act.

(g) Subcontracts. The Contractor shall insert the terms of this clause in all subcontracts or purchase orders of $25,000 or more unless exempted by rules, regulations, or orders of the Secretary of Labor. The Contractor shall act as specified by the Deputy Assistant Secretary of Labor to enforce the terms, including action for noncompliance.

(End of clause)

52.223-10               WASTE REDUCTION PROGRAM (AUG 2000)

(a) Definitions. As used in this clause—

Recycling means the series of activities, including collection, separation, and processing, by which products or other materials are recovered from the solid waste stream for use in the form of raw materials in the manufacture of products other than fuel for producing heat or power by combustion.

Waste prevention means any change in the design, manufacturing, purchase, or use of materials or products (including packaging) to reduce their amount or toxicity before they are discarded. Waste prevention also refers to the reuse of products or materials.

Waste reduction means preventing or decreasing the amount of waste being generated through waste prevention, recycling, or purchasing recycled and environmentally preferable products.

(b) Consistent with the requirements of Section 701 of Executive Order 13101, the Contractor shall establish a program to promote cost-effective waste reduction in all operations and facilities covered by this contract. The Contractor’s programs shall comply with applicable Federal, State, and local requirements, specifically including Section 6002 of the Resource Conservation and Recovery Act (42 U.S.C. 6962, et seq.) and implementing regulations (40 CFR part 247).

(End of clause)

52.233-4 APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004)

United States law will apply to resolve any claim of breach of this contract.

(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FED 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www.arnet.gov/far/

(End of clause)

252.201-7000         CONTRACTING OFFICER’S REPRESENTATIVE (DEC 1991)

(a) “Definition. Contracting officer’s representative” means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer’s representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR’s authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

(End of clause)

252.217-7027         CONTRACT DEFINITIZATION (OCT 1998)

(a) A Firm Fixed Price Contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the dated of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a fixed price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

EVENT	DATE
NTE Proposal & ROM Received	Received, date 18 July 2006
Letter Contract Award	10 August 2006
Baseline Definitization Proposal Received	8 September 2006
Technical Evaluation Received	8 September 2006
Pre-Negotiation Clearance Approved	10 October 2006
Negotiations Complete	20 October 2006
Post Negotiation Clearance Approved	25 October 2006
Definitive Contract Executed	25 October 2006

(c) If agreement on a definitive contact action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price contract in no event to exceed $62,905,628.00.

(End of clause)

Section J — List of Documents, Exhibit and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Attachment B: Performance Specifications

Attachment 2	Attachment A: Statement of Work